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                                                                    EXHIBIT 10.4

         THIS COMMON STOCK PURCHASE WARRANT (THE "WARRANT") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND NEITHER THE WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS
         (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (B) THE INVESTOR SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT THE WARRANTS TO BE SOLD OR TRANSFERRED MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A STOCK PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.

                              PDG ENVIRONMENTAL INC

                          COMMON STOCK PURCHASE WARRANT

Number of shares: 2,000,000

                                                Holder: Barron Partners LP
                                                   c/o Andrew Barron Worden
                                                   Managing Partner
                                                   730 Fifth Avenue, 9th Floor
                                                   New York NY 10019
                                                   tel 212-659-7790
                                                   fax 646-607-2223
                                                   cell 917-854-0036
                                                   abw@barronpartners.com

Expiration Date:  March 4, 2009

Exercise Price per Share: $1.60

PDG ENVIRONMENTAL Inc, a company organized and existing under the laws of the State of Delaware (the "COMPANY"), hereby certifies that, for value received, Barron Partners LP, or its registered assigns (the "WARRANT HOLDER"), is entitled, subject to the

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terms set forth below, to purchase from the Company 2,000,000 shares (the
"WARRANT SHARES") of common stock, $0.02 par value (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES") in exchange for (a) one (1) Warrant and (b) $ 1.60 per share (as adjusted from time to time as provided in Section 7, per Warrant Share (the "EXERCISE PRICE"), at any time and from time to time from and after the date thereof and through and including 5:00 p.m. New York City time on March 4, 2009 (the "EXPIRATION DATE"), and subject to the following terms and conditions:

         1. REGISTRATION OF WARRANT. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Warrant Holder hereof from time to time. The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or nay distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

         2.       INVESTMENT REPRESENTATION.

                  a. The Warrant Holder is (i) an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 ACT"), by reason of Rule 501(a)(3) and (6), (ii) experienced in making investments of the kind described in this Agreement and related documents, (iii) able, by reason of the business and financial experience of its officers (if any entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions describe din this Agreement, and the related documents and
(iv) able to afford the entire loss of its investment in the Warrant.

                  b. The Warrant Holder is acquiring this Warrant and, upon exercise thereof, the Warrant Shares for its own account or the account of an affiliate for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the 1933 Act. The Warrant Holder understands that its acquisition of the Warrant or, upon exercise thereof, the Warrant Shares has not been registered under the 1933 Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Warrant Holders investment intent as expressed herein. The Warrant Holder shall not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of) the Warrant or the Warrant Shares, except in compliance with the terms hereof and the registration requirements of the 1933 Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

                  c. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the 1933 Act or any state securities laws and neither the Warrant Shares

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nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred by the Warrant Holder unless (1) a registration statement with respect thereto is effective under the 1933 Act and any applicable state securities laws or (2) the Warrant Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.

                  d. The Warrant Holder has been, upon request, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Warrants and the Warrant Shares. The Warrant Holder has been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Warrant Holder understands that such Warrant Holder's investment in the Warrant and Warrant Shares involves a high degree of risk. The Warrant Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrant or the Warrant Shares.

                  e. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "PERSON" means an individual, partnership, firm, limited liability company, trust, joint venture, association, corporation, or any other legal entity.

         3. VALIDITY OF WARRANT AND ISSUE OF SHARES. The Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4.       REGISTRATION OF TRANSFERS AND EXCHANGE OF WARRANTS.

                  a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. As soon as practicable following any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant

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evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

                  b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to
Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

         5.       EXERCISE OF WARRANTS.

                  a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Expiration Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  b. A "DATE OF EXERCISE" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

                  c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                  d. (i) Except as set forth in clause (d)(iii) below, the holder of this Warrant may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon

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such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

                          Net Number = (A x (B - C))/B

                  (ii) For purposes of the foregoing formula:

                           A= the total number shares with respect to which this Warrant is then being exercised.

                           B= the average of the last reported sale prices (as reported by Bloomberg) of the Common Stock on the OTC Bulletin Board or other publicly traded market upon which the Common Stock is then traded ("PUBLIC TRADING MARKET") on for the five trading days immediately preceding the date of the Exercise Notice.

                           C= the Warrant Exercise Price then in effect at the time of such exercise.

                  (iii) Notwithstanding anything contained herein to the contrary, the holder of this Warrant shall not exercise this Warrant, in whole or in part, pursuant to a Cashless Exercise: (1) at any time prior to March 4, 2005 or (2) at any time the Warrant Shares are subject to an effective registration statement or during which there is a Black-Out Period (as defined in that certain Registration Rights Agreement dated March 4, 2004 between the Company and the Holder).

         6. CALL BY THE COMPANY. At any time from the date hereof until December 4, 2005 (the twenty-one month anniversary of the date hereof), the Company may require the Holder to exercise, in part or in full, the Warrant upon the terms contained herein if (x) the average of the last reported sales prices (as reported on Bloomberg) of the Common Stock on the Public Trading Market is equal to or in excess of the callable price of $2.40 for a period of ten (10) consecutive trading days (the "CALL TRADING PERIOD") and (y) there is an effective Registration Statement covering the shares Common Stock underlying this Warrant during the Call Trading Period ("AUTOMATIC EXERCISE"). Upon occurrence of the Automatic Exercise, the Company shall provide the Holder with notice of such Automatic Conversion and the portion of the Warrant to be exercised ("AUTOMATIC EXERCISE NOTICE"). Within ten (10) days of receipt by the Holder of the Automatic Exercise Notice, the Holder must either (i) exercise such portion of this Warrant as shall be requested by the Company or (ii) subject to Section 4 of this Warrant, effect a transfer this Warrant to a subsequent holder that will exercise such portion of this Warrant as shall be requested within such period. In the event that this Warrant is exercised, the Holder must deliver to the Company at its office at PDG ENVIRONMENTAL, INC., 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235, Attention: John
C. Regan, on or before 5:00 p.m., Eastern Time, on the required date, (i) Form of Election to Purchase properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Automatic Exercise Notice and (iii) this Warrant. If the Holder or a subsequent holder does not exercise this Warrant within ten (10) days from receipt of the Automatic Exercise Notice, then (i) this Warrant will expire immediately and (ii) the Holder will immediately forfeit its registration rights contained in the Registration Rights agreement (as defined in the Stock Purchase agreement).

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefor, are subject to adjustment upon the occurrence of the following events:

                  a. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

                  b. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "REORGANIZATION"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  c. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

         8. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

         8. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                         If to the Company:

                         PDG ENVIRONMENTAL Inc
                         1386 Beulah Road, Building 801
                         Pittsburgh, Pennsylvania 15235
                         Tel: 412-243-3200
                         Attention: John C. Regan

                         If to the Warrant Holder:

                         Andrew Barron Worden
                         Managing Partner
                         Barron Partners LP
                         730 Fifth Avenue, 9th Floor
                         New York NY 10019
                         tel 212-659-7790

         9.       MISCELLANEOUS.

                  a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

                  b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

                  c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to the principles of conflicts of law thereof.

                  d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

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                  e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceablilty of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.

         PDG ENVIRONMENTAL Inc

         By: /s/ John C. Regan
             ------------------------

         Name: John C. Regan

         Title: President & CEO

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: PDG ENVIRONMENTAL INC:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ______________ shares of Common Stock ("Common Stock"), $0.02 par value, of PDG ENVIRONMENTAL Inc and encloses one warrant and $1.60 for each Warrant Share being purchased or an aggregate of $________________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

______________________________________________________________

______________________________________________________________

______________________________________________________________
(Please print name and address)

______________________________________________________________
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

______________________________________________________________

______________________________________________________________

______________________________________________________________
(Please print name and address)

Dated: _________________             Name of Warrant Holder:

                                         (Print)________________________________

                                         (By:)__________________________________

                                         (Name:)________________________________

                                         (Title:)_______________________________

                                         Signature must conform in all respects
                                         to name of Warrant Holder as specified
                                         on the face of the Warrant